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                                                                   Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "Report") by LoJack Corporation (the "Company"), I Ronald J. Rossi, as the Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to
(S) 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          .  the Report fully complies with the requirements of Section 13(a) or
             Section 15(d) of the Securities Exchange Act of 1934; and

          . the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ Ronald J. Rossi
                                                        Ronald J. Rossi
                                                        ---------------
                                                        Chief Executive Officer
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